Significant accounting judgments, estimates and assumptions	12 Months Ended
Dec. 31, 2021
Significant accounting judgments, estimates and assumptions

5.	Significant accounting judgments, estimates and assumptions

The preparation of the consolidated financial statements requires Management to make judgments, estimates and assumptions that impact the reported amounts of revenue, expenses, assets and liabilities, and the disclosure of contingent liabilities at the end of the year; however, uncertainty about these assumptions and estimates could result in outcomes that would require material adjustments to the carrying amount of the asset or liability impacted in future periods.

In the process of applying the Company’s accounting policies, Management has made the following judgments, which have the most significant impact on the amounts recognized in the consolidated financial statements, as disclosed in the following notes:

•	Impairment: Notes 7.2, 8.1, 14.1, 15.1 and 15.2
•	Inventories: Allowance for losses on inventory obsolescence and damages: Note 9
•	Recoverable taxes: Expected realization of tax credits: Note 10
•	Fair value of derivatives and other financial instruments: Measurement of the fair value of derivatives: Note 18
•	Provision for contingencies: Record of provision for claims with likelihood assessed as probable loss, estimated with a certain degree of reasonability: Note 21
•	Income tax: Record of provisions based on reasonable estimates: Note 20
•	Share-based payments: Estimated fair value of transactions based on a valuation model - Note 24
•	Lease: determination of the lease term and the incremental borrowing rate - Note 22.
•	Discontinued of Operations – Nota 1.1